                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[  ]
Check the appropriate box:

[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        HOME LOAN FINANCIAL CORPORATION
           ---------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

        1)      Title of each class of securities to which transaction applies:

                _______________________________________________________________
        2)      Aggregate number of securities to which transaction applies:

                ________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ________________________________________________________________
         4)     Proposed maximum aggregate value of transaction:

                ________________________________________________________________
         5)     Total fee paid:

                ________________________________________________________________

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  ______________________________________________
         2)       Form, Schedule or Registration Statement No.:

                  ______________________________________________
         3)       Filing Party:

                  ______________________________________________

         4)       Date Filed:

                        HOME LOAN FINANCIAL CORPORATION
                                401 MAIN STREET
                          COSHOCTON, OHIO 43812-1580
                                (740) 622-0444

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of Home Loan Financial Corporation (the "Company") will be held at the offices of the Company at 401 Main Street, Coshocton, Ohio, on October 12, 1999, at 4:30 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

                  1. To elect five directors of the Company for terms expiring in 2000;

                  2. To ratify the selection of Crowe, Chizek and Company LLP as the auditors of the Company for the current fiscal year; and

                  3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of the Company of record at the close of business on August 30, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                       By Order of the Board of Directors



Coshocton, Ohio                        Robert C. Hamilton
September 7, 1999                      President

                        HOME LOAN FINANCIAL CORPORATION
                                401 MAIN STREET
                          COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                                PROXY STATEMENT

                                    PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Home Loan Financial Corporation (the "Company") for use at the 1999 Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 401 Main Street, Coshocton, Ohio, on October 12, 1999, at 4:30 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by executing a later dated proxy which is received by the Company before the Proxy is exercised or by giving notice of revocation to the Company in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke the Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of Neal J. Caldwell, Charles H. Durmis, Robert C. Hamilton, Robert D. Mauch and Douglas L. Randles as directors of the Company for terms expiring in 2000; and

         FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe, Chizek") as the auditors of the Company for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of the Company and The Home Loan Savings Bank (the "Bank"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxy will not be used for any other meeting. The cost of soliciting Proxies will be borne by the Company.

         Only shareholders of record as of the close of business on August 30, 1999 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The Company's records disclose that, as of the Voting Record Date, there were 2,014,045 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of the Company on or about September 15, 1999.

                                 VOTE REQUIRED

         Under Ohio law and the Company's Code of Regulations (the "Regulations"), the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted and shares as to which the authority to vote is withheld ("non-votes") are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the Proxy is signed and dated by the shareholder but no vote or instruction to abstain is specified thereon, however, the shares held by such shareholder will be voted FOR the nominees specified on the Proxy.

         The affirmative vote of the holders of a majority of the common shares of the Company represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe, Chizek as the auditors of the Company for the current fiscal year. The effect of an abstention or a non-vote is the same as a vote against the ratification of the selection of Crowe, Chizek as the auditors of the Company for the current fiscal year. If the Proxy is signed and dated by the shareholder but no vote or instruction to abstain is specified thereon, however, the shares held by such shareholder will be voted FOR the ratification of the selection of Crowe, Chizek as the auditors of the Company for the current fiscal year.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons, other than directors and executive officers of the Company, known to the Company to own beneficially more than five percent of the outstanding common shares of the Company as of August 27, 1999:

                                                    Amount and Nature of                   Percent of
Name and Address                                    Beneficial Ownership               Shares Outstanding
----------------                                    --------------------               ------------------
Home Loan Financial Corporation Employee
  Stock Ownership Plan
1201 Broadway                                              239,314 (1)                        11.88%
Quincy, Illinois 62301

Wellington Management Company, LLP
  75 State Street                                          131,000 (2)                         6.50%
  Boston, Massachusetts 02109

         and

Julian H. Robertson, Jr.
  Tiger Management L.L.C.
  Tiger Performance L.L.C.
  101 Park Ave.
  New York, New York 10175

---------------------------

  (1) Consists of the shares held by First Bankers Trust Company, N.A., as the Trustee for the Home Loan Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the participant. The Trustee has limited investment power over all ESOP shares. As of August 27, 1999, 35,041 shares had been allocated to the accounts of ESOP participants.

  (2) Consists of shares for which voting and dispositive power is shared by Wellington Management Company LLP ("WMC"), Tiger Management L.L.C. ("TMLLC") and Tiger Performance L.L.C. ("TPLLC"). The shares are owned of record by clients of WMC. Mr. Robertson is the controlling person of TMLCC and TPLCC.

         The following table sets forth certain information with respect to the number of common shares of the Company beneficially owned by each director and by all directors and executive officers of the Company as a group as of August 27, 1999:

                                              Amount and Nature of Beneficial            Percent of
Name and Address (1)                                   Ownership (2)                 Shares Outstanding
--------------------                                   -------------                 ------------------

Neal J. Caldwell                                          36,147(3)                        1.79%
Charles H. Durmis                                         33,147(4)                        1.64
Robert C. Hamilton                                        58,404(5)                        2.88
Robert D. Mauch                                          107,728(6)                        5.34
Douglas L. Randles                                        37,751(7)                        1.87
All directors and executive officers of the
   Company as a group (6 people)                         304,182(8)                       14.93
----------------------------

(1)      Each of the persons listed in this table may be contacted at the address of the
         Company.

(2)      All shares are owned directly with sole voting and investment power unless otherwise indicated by footnote.

(3)      Includes 5,000 shares as to which Mr. Caldwell shares voting and investment power, 899 shares held in the Home Loan Financial Corporation Recognition and Retention Plan (the
         "RRP") to be distributed to Mr. Caldwell on October 13, 1999, and 2,248 shares that may be acquired upon the exercise of options.

(4)      Includes 15,000 shares as to which Mr. Durmis shares voting and investment power, 899 shares held in the RRP, to be distributed to Mr. Durmis on October 13, 1999, and 2,248 shares that may be acquired upon the exercise of options.

(5)      Includes 18,300 shares as to which Mr. Hamilton shares voting and investment power,
         9,367 shares allocated to Mr. Hamilton's ESOP account, with respect to which Mr.
         Hamilton has voting but not investment power, 4,496 shares held in the RRP to be distributed to Mr. Hamilton on October 13, 1999, and 11,241 shares that may be acquired upon the exercise of options.

(6)      Includes 550 shares as to which Mr. Mauch shares voting and investment power, 899 shares held in the RRP to be distributed to Mr. Mauch on October 13, 1999, 2,248 shares that may be acquired upon the exercise of options, and 89,930 shares held as Trustee of the RRP. The 89,930 shares held as RRP Trustee includes the shares to be distributed to directors and executive officers on October 13, 1999.

(7)      Includes 16,079 shares as to which Mr. Randles shares voting and investment power, 899 shares held in the RRP to be distributed to Mr. Randles on October 13, 1999, and 2,248 shares that may be acquired upon the exercise of options.

(8)      Includes 15,000 shares as to which an executive officer shares voting and investment power, 4,998 shares allocated to such executive officer's ESOP account, with respect to which such executive officer has voting but not investment power, 1,420 shares held in the RRP to be distributed to such executive officer on October 13, 1999, and 3,200 shares that may be acquired upon the exercise of options. Although all of the shares held in the RRP are deemed to be held by Mr. Mauch as Trustee of the RRP, all of the shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.


                     PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of five persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors. A nomination by a shareholder with respect to the election of directors at an annual meeting of shareholders must be submitted in writing to the

Secretary of the Company and received by the Secretary not later than the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. A nomination by a shareholder with respect to the election of directors at a special meeting of shareholders must be submitted in writing and received by the Secretary of the Company not later than the close of business on the seventh day following the day on which notice of such special meeting was mailed to shareholders. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by each such nominee and the length of time such shares have been so owned. No nominations have been submitted by shareholders for the Annual Meeting.

         The Board of Directors proposes the reelection at the Annual Meeting of the following persons to terms which will expire in 2000:

                                                                                     Director of          Director of
                                                                                     the Company           the Bank
Name                      Age (1)       Position(s) held                               Since(2)              Since
----                      -------       ----------------                             -----------          -----------


Neal J. Caldwell               55       Director                                        1997                  1989
Charles H. Durmis              36       Director                                        1997                  1996
Robert C. Hamilton             56       Director, President and Chairman                1997                  1982
Robert D. Mauch                48       Director                                        1997                  1989
Douglas L. Randles             54       Director                                        1997                  1992

-----------------------------

(1)      As of September 1, 1999.

(2) Each director became a director of the Company in connection with the conversion of the Bank from mutual to stock form and the formation of the Company as the holding company for the Bank.


         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         Neal J. Caldwell. Mr. Caldwell has practiced veterinary medicine in Coshocton, Ohio, since 1972 and is an owner and operator of Coshocton Veterinary Clinic.

         Charles H. Durmis. Since 1994, Dr. Durmis has practiced general surgery and has maintained an office in Coshocton, Ohio. From 1990 to 1994, Dr. Durmis was a resident in general surgery at Brentwood Hospital in Warrensville Heights, Ohio.

         Robert C. Hamilton. Mr. Hamilton was employed by the Bank in 1981 as the Secretary, the Treasurer and the managing officer and has served as the President of the Bank since 1983. Mr. Hamilton has worked in banking for the past 39 years.

         Robert D. Mauch. Mr. Mauch, a Certified Public Accountant, has provided accounting, payroll and tax counseling services through Robert D. Mauch, CPA, Inc., located in Coshocton, Ohio, since 1988.

         Douglas L. Randles. Mr. Randles is the President of L.W. Randles Cheese, Inc., located in Warsaw, Ohio. Mr. Randles has been employed by L.W. Randles Cheese, Inc., since 1969.

MEETINGS OF DIRECTORS

         The Board of Directors of the Company met seven times for regularly scheduled and special meetings during the fiscal year ended June 30, 1999. The Board of Directors of the Bank met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 1999.

COMMITTEES OF DIRECTORS

         The Board of Directors of the Company has an Audit Committee. The Company has no Compensation Committee and the entire Board of Directors serves as a nominating committee.

         The Audit Committee is comprised of Mr. Caldwell, Mr. Mauch and Mr. Randles. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met once during the year ended June 30, 1999.

         The Board of Directors of the Bank has Executive, Executive Compensation, Compensation and Audit Committees. The entire Board of Directors serves as a nominating committee.

         The Executive Committee is comprised of Mr. Hamilton, Mr. Caldwell and Mr. Mauch. The Executive Committee has all of the authority of the Board of Directors, except with respect to certain matters that by statute may not be delegated by the Board of Directors. The Executive Committee acts only in the intervals between meetings of the full Board of Directors. It acts usually in those cases where it is not feasible to convene a special meeting of the full Board of Directors. The Executive Committee met once during the year ended June 30, 1999.

         The Executive Compensation Committee is comprised of Mr. Caldwell, Mr. Mauch and Mr. Randles. The Executive Compensation Committee determines the compensation of Mr. Hamilton. The Executive Compensation Committee met once during the year ended June 30, 1999.

         The Compensation Committee is comprised of Mr. Hamilton, Mr. Caldwell and Mr. Mauch. The function of the Compensation Committee is to determine compensation for the Bank's employees, other than Mr. Hamilton, and to make decisions regarding employee benefits and related matters. The Compensation Committee met once during the year ended June 30, 1999.

         The Audit Committee is comprised of Mr. Caldwell, Mr. Mauch and Mr. Randles. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met once during the year ended June 30, 1999.


                              EXECUTIVE OFFICERS

         Mr. Hamilton is the President and Chief Executive Officer of the Company. Preston W. Bair serves as the Secretary, the Treasurer and the Chief Financial Officer of the Company. Mr. Bair has served as Secretary and Treasurer of the Bank since 1994. Prior to 1994, Mr. Bair, a Certified Public Accountant, was a shareholder of Brott Mardis & Co., located in Akron, Ohio.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Bank to Robert C. Hamilton, the President of the Company and the Bank, for the fiscal years ended June 30, 1999, 1998 and 1997. No other executive officer of the Company earned salary and bonus in excess of $100,000 during fiscal 1999.

                                          Summary Compensation Table

                                --------------------------------------------------------------------------------------------------
                                     Annual Compensation (1)                  Long-Term Compensation
                                -----------------------------------------------------------------------------------
                                                                               Awards                  Payouts
                                                                 --------------------------------------------------
 Name and principal       Year      Salary ($)       Bonus ($)    Restricted Stock    Securities         LTIP        All Other
 position                                                              Awards         Underlying       payoffs     Compensation
                                                                        ($)          Options/SARS        ($)            ($)
                                                                                          (#)

----------------------------------------------------------------------------------------------------------------------------------

 Robert C. Hamilton       1999        $167,000 (2)   $ 82,500 (3)     $262,815 (4)        56,206                -       $49,879(5)
  President               1998         158,000         72,159 (6)            -                 -         $182,014        37,613(7)
                          1997         145,500         65,612 (8)            -                 -                -             -
----------------------------------------------------------------------------------------------------------------------------------

(1)      Does not include amounts attributable to miscellaneous benefits. The cost to the Bank of providing such miscellaneous benefits was less than 10% of Mr. Hamilton's total salary and bonus.

(2)      Includes directors' fees of $2,000.

(3)      Consists of payments pursuant to the Profit Sharing Plan (hereinafter defined).

(4)      On October 13, 1998, Mr. Hamilton was awarded 22,482 common shares pursuant to the
         RRP. Mr. Hamilton paid no consideration for such shares. The award will be earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning October 13, 1999, assuming continued employment with, or service on the Board of Directors of, the Company or the Bank. On October 13, 1998, the market price of the shares awarded to Mr. Hamilton, determined by reference to the last trade price for the company's shares on the Nasdaq SmallCap Market ("Nasdaq") on such date, was $11.69 per share, and the aggregate market value of such shares was $262,815. At
         June 30, 1999, the market price reported by Nasdaq and the aggregate market value of the shares awarded to Mr. Hamilton, as adjusted to reflect a return of capital paid in
         May 1999, was $210,769. In addition, dividends, the return of capital and other distributions on such shares and earnings thereon will be distributed to Mr. Hamilton according to the vesting schedule.

(5)      Consists of the contribution to Mr. Hamilton's ESOP account.

(6)      Consists of payments pursuant to the Profit Sharing Plan.

(7)      Consists of the contribution to Mr. Hamilton's ESOP account.

(8)      Consists of payments pursuant to the Profit Sharing Plan.


EMPLOYMENT AGREEMENT

         The Bank has entered into an employment agreement with Robert C. Hamilton (the "Employment Agreement"), extended effective January 1, 1999. The Employment Agreement provides for a term of three years and a salary of not less than $165,000 and performance reviews by the Board of

Directors not less often than annually, at which time the Employment Agreement may be extended for a period of one year. The Employment Agreement also provides for the inclusion of Mr. Hamilton in any formally established employee benefit, bonus, pension, and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave in accordance with the Bank's prevailing policies.

         The Employment Agreement is terminable by the Bank at any time. In the event of termination by the Bank for "just cause," as defined in the Employment Agreement, Mr. Hamilton will have no right to receive any compensation or other benefits pursuant to the Employment Agreement for any period after such termination. In the event of termination by the Bank other than for just cause or in connection with a "change of control," as defined in the Employment Agreement, Mr. Hamilton will be entitled to a continuation of salary payments for a period of time equal to the remaining term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which Mr. Hamilton becomes employed full-time by another employer.

         The Employment Agreement also contains provisions with respect to the occurrence within one year of a "change of control" of (1) the termination of Mr. Hamilton's employment for any reason other than just cause, retirement, or termination at the end of the term of the Employment Agreement, or (2) a constructive termination resulting from change in the capacity or circumstances in which Mr. Hamilton is employed or a material reduction in his responsibilities, authority, compensation, or other benefits provided under the Employment Agreement without Mr. Hamilton's written consent. In the event of any such occurrence, Mr. Hamilton will be entitled to payment of an amount equal to three times Mr. Hamilton's annual compensation immediately preceding the termination of his employment. In addition, Mr. Hamilton will be entitled to continued coverage under the Bank's benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum that Mr. Hamilton may receive, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended. "Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of the Bank or the Company, the control of the election of a majority of the directors of the Bank or the Company, or the exercise of a controlling influence over the management or policies of the Bank or the Company.

PENSION PLAN

         The Bank maintains a defined benefit pension plan administered by the Financial Institutions Retirement Fund (the "Pension Plan"). Employees become eligible to participate in the Pension Plan following one year of service and attainment of age 21. Participants must accrue 1,000 hours of service in each calendar year in order to accrue benefits for that year. Participants become 100% vested upon completion of five years of service or upon reaching age 65. Upon retirement, vested participants are entitled to annual benefits equal to 1% multiplied by the number of years for which the employee was a participant in the Pension Plan, not to exceed 25 years, multiplied by the average of the highest five consecutive years of the participant's annual salary.

         The Bank's cost related to the Pension Plan is determined annually according to actuarial computations. The Bank recognizes pension expense equal to contributions made to the Pension Plan. Contributions of $83,483 and $84,552 were made for the years ended June 30, 1998 and 1997. No contribution was required in the year ended June 30, 1999.

PROFIT SHARING PLAN

         The Bank has a non-qualified profit sharing plan covering officers of the Bank (the "Profit Sharing Plan"). Prior to July 1, 1996, the Bank's contribution to the Profit Sharing Plan was based on the Bank's return on average assets for the year then ended. Effective July 1, 1996, up to 10% of pretax income, excluding nonrecurring items and extraordinary gains or losses not related to operations and before deductions of awards under the Profit Sharing Plan, will be contributed by the Bank annually. The total contribution is allocated to the Bank's officers based upon percentages established by the Board of Directors. No incentive awards are payable unless a minimum return on assets is exceeded.

EQUITY APPRECIATION AGREEMENT

         In 1994, the Bank entered into an agreement with Mr. Hamilton (the "Equity Appreciation Agreement") which provides for the payment to Mr. Hamilton of an amount equal to 5% of the Bank's increase in equity over a five-year period ending June 30, 1998. Expense recorded relating to the Equity Appreciation Agreement was $36,014 and $38,000 for the years ended June 30, 1998 and 1997, respectively. The Equity Appreciation Agreement was terminated effective February 28, 1998, resulting in a payment of $182,014 to Mr. Hamilton.

STOCK OPTION PLAN

         At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders approved the Stock Option Plan. The Board of Directors of the Company reserved 224,850 common shares for issuance by the Company upon the exercise of options to be granted to certain directors, officers and employees of the Company and the Bank from time to time under the Stock Option Plan. Options to purchase 180,170 common shares of the Company have been awarded pursuant to the Stock Option Plan.

         The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to the Bank and the Company on the basis of the individual participant's position and duties and the value of the individual's services and responsibilities to the Bank and the Company. Grants must be made in accordance with OTS regulations which provide that no individual may receive options to purchase more than 25% of the shares that are reserved for issuance under the Stock Option Plan and that directors who are not employees of the Company or the Bank may not receive options to purchase more than 5% of such shares individually or 30% in the aggregate.

         The following table sets forth information regarding all grants of options to purchase common shares of the Company made to Mr. Hamilton during the fiscal year ended June 30, 1999:

                                                    Option/SAR Grants in Last Fiscal Year
                                                               Individual Grants
                          ------------------------------------------------------------------------------------------
                                                      % of Total Options/
                          Number of Securities          SARs Granted to
                           Underlying Options/        Employees in Fiscal       Exercise or Base
Name                         SARs Granted (#)         Year Ended 06/30/99        Price ($/Share)     Expiration Date
----                         ----------------         -------------------        ---------------     ---------------

Robert C. Hamilton               56,206                      41.6%                   $7.69 (1)       October 13, 2008

------------------

(1)      As adjusted to reflect a $4.00 per share return of capital paid to shareholders in May 1999.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Hamilton at June 30, 1999:

                              Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                       ------------------------------------------------------------------------------------------------
                                                          Number of Securities Underlying        Value of Unexercised
                       Shares Acquired                      Unexercised Options/SARs at       In-the-Money Options/SARs
                              on             Value                    6/30/99                     at 6/30/99 ($)(1)
Name                     Exercise (#)       Realized          Exercisable/Unexercisable       Exercisable/Unexercisable
----                   ---------------      --------      -------------------------------     -------------------------

Robert C. Hamilton           -0-              N/A                    -0-/56,206                        $94,707

------------------

(1)      For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $7.69 exercise price and the fair market value of the Company's common shares, which was
         $9.375 on June 30, 1999, based on the last trade price reported by the Nasdaq Stock
         Market.


RECOGNITION AND RETENTION PLAN AND TRUST

         At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders of the Company approved the RRP. With funds contributed by the Bank, the RRP has purchased 89,930 shares of the Company. Awards entitling recipients to 72,866 shares were awarded to directors, executive officers and employees of the Company and the Bank during fiscal year 1999.

         The RRP is administered by the RRP Committee. The RRP Committee may make awards under the RRP to the officers and employees of the Company and the Bank at such times as they deem most beneficial to the Company on the basis of the individual participant's responsibility, tenure and future potential. Grants must be made in accordance with OTS regulations, which provide that no individual may be awarded more than 25% of the shares which are reserved for issuance under the RRP and that directors who are not employees of the Company or the Bank may not receive more than 5% of such shares individually or 30% in the aggregate.

         Unless the RRP Committee specifies a longer period of time, one-fifth of the number of shares awarded to an individual becomes earned and non-forfeitable on each of the first five anniversaries of the date of such award. Compensation expense in the amount of the fair market value of the RRP shares is recognized as the shares are earned. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of the Company or the Bank, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

         The shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned. Shares that have been awarded but not yet earned are voted in the discretion of the RRP Trustee appointed by the RRP Committee.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Company established the ESOP for the benefit of employees of the Company and its subsidiaries, including the Bank, who are age 21 or older and who have completed at least one year of service with the Company and its subsidiaries. The ESOP purchased 179,860 common shares of the Company in connection with mutual to stock conversion of the Bank. The purchase price was financed with a loan from the Company to the ESOP. As the loan is repaid, shares are allocated to the accounts of participating employees pro rata on the basis of compensation. As of August 27, 1999, 35,041 of the common shares held in the ESOP Trust had been allocated to the accounts of participants.

         A committee appointed by the Board of Directors of the Company administers the ESOP (the "ESOP Committee"). The common shares and other ESOP assets are held by the Trustee. The ESOP Committee may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all common shares of the Company held in the ESOP that are allocated to the accounts of ESOP participants in accordance with the instructions of such participants. Common shares held by the ESOP that are not allocated to participants' accounts and allocated shares for which voting instructions are not received will be voted by the ESOP Trustee in its sole discretion.

DIRECTOR COMPENSATION

         Each director of the Company receives $2,000 per year. Each director of the Bank, except Mr. Hamilton, currently receives a retainer of $10,800 per year and $500 per full Board of Directors meeting attended. Members of the Bank's Executive Committee receive $250 per Executive Committee meeting attended.

CERTAIN TRANSACTIONS WITH THE BANK

         The Bank makes loans to executive officers and directors of the Bank in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those generally available to the Bank's customers. All outstanding loans to executive officers and directors comply with such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

             PROPOSAL TWO - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Crowe, Chizek as the auditors of the Company for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Crowe, Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                  PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any qualified shareholder of the Company who intends to submit a proposal to the Company at the 2000 Annual Meeting of Shareholders (the "2000 Annual Meeting") must submit such proposal to the Company not later than May 18, 2000, to be considered for inclusion in the Company's Proxy Statement and form of Proxy (the "Proxy Materials") relating to that meeting. If a shareholder intends to present a proposal at the 2000 Annual Meeting of Shareholders but has not sought the inclusion of such proposal in the Company's Proxy Materials, and if such proposal is not received by the Company prior to August 1, 2000, the Company's management proxies for the 2000 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's Proxy Materials.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                      By Order of the Board of Directors



Coshocton, Ohio                       Robert C. Hamilton,
September 7, 1999                     President

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        HOME LOAN FINANCIAL CORPORATION.

                         HOME LOAN FINANCIAL CORPORATION
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 1999

         The undersigned shareholder of Home Loan Financial Corporation ("HLFC") hereby constitutes and appoints Robert C. Hamilton and Neal J. Caldwell, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HLFC to be held at the main office of HLFC, 401 Main Street, Coshocton, Ohio 43812, on October 12, 1999, at 4:30 p.m. local time (the "Annual Meeting"), all of the shares of HLFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of five directors for terms expiring in 2000:

                   FOR all nominees                        WITHHOLD authority to
         [   ]     listed below                    [   ]   vote for all nominees
                   (except as marked to the                listed below:
                         contrary below):

Neal J. Caldwell Charles H. Durmis Robert C. Hamilton Robert D. Mauch Douglas L. Randles

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

________________________________________________________________________________
         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

2. The ratification of the selection of Crowe, Chizek & Company as the auditors of HLFC for the current fiscal year.


           [   ]  FOR                 [   ] AGAINST              [   ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1999 Annual Meeting of Shareholders of HLFC and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________                ______________________________
Signature                                            Signature


____________________________                _______________________________
Print or Type Name                                   Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.